UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009

Anasazi Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Florida	0-52202	20-5223382
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

513 Vintage Way
Brandon, Florida 33511
(Address of Principal Executive Offices including Zip Code)

(813) 765-1966
(Registrant’s Telephone Number, including Area Code)

18101 Von Karman Ave., Suite 330
Irvine, California  92612
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On September 10, 2009, U.S.A. Capital Management Group, Inc., a Florida corporation (the “Seller”), completed the sale of 5,000,000 shares of common stock of Anasazi Capital Corp., a Florida corporation (the “Company”), to Joel H. Edelson (the “Purchaser”) pursuant to that certain Share Purchase Agreement dated September 10, 2009 by and between Purchaser and U.S.A. Capital Management Group, Inc.  The sale resulted in the transfer of 100 percent of the issued and outstanding capital stock of the Company to Purchaser, which resulted in the change in control of the Company.  The description of the material terms of the aforementioned share purchase agreement included in Items 5.01 and 5.02 of this Form 8-K are incorporated by reference into this Item.

Item 5.01                      Changes in Control of Registrant

On September 10, 2009, the Seller consummated the sale of 5,000,000 million shares of common stock of the Company to the Purchaser for an aggregate purchase price of $10,000, which constituted 100 percent of the issued and outstanding shares of common stock of the Company.  Following the share purchase transaction, the Purchaser owned 100% of the issued and outstanding shares of common stock of the Company.  The consideration necessary to complete the share purchase transaction was provided by Purchaser’s personal funds.  As a result of the share purchase transaction, Purchaser maintains sole voting and investment control with respect to the shares of common stock of the Company.  Joel Edelson is the President, Secretary and Treasurer and sole director of the Company.

Except as modified by the statements contained in this report, the statements and information included in the Company’s Form 10-SB General Form for Registration of Securities filed with the Securities and Exchange Commission on August 28, 2006, are incorporated by reference into this Item.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As provided by the Share Purchase Agreement, Paul Garcia, the President, Secretary and Treasurer and sole director of the Company, resigned on September 10, 2009, and Joel Edelson replaced such person, as the President, Secretary and Treasurer and sole director of the Company.  Such individual will serve his term as director ending on the date of the next annual meeting of the shareholders of the Company, or until his successor is duly elected or qualified.  Paul Garcia has stated in his letter of resignation that his resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.

Item 9.01 Exhibits

The following Exhibits are filed herein:

Exhibits

Exhibit 10.1	Share Purchase Agreement dated September 10, 2009 by and between Joel Edelson and U.S.A. Capital Management Group, Inc.
Exhibit 99.1	Letter of resignation – Paul Garcia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANASAZI CAPITAL CORP. (Registrant)

Dated: September 10, 2009	By:	/s/ Joel Edelson
Joel Edelson
President, Secretary and Treasurer

  Index to Exhibits

  Anasazi Capital Corp.

Exhibit 10.1	Share Purchase Agreement dated September 10, 2009 by and between Joel Edelson and U.S.A. Capital Management Group, Inc.
Exhibit 99.1	Letter of resignation – Paul Garcia